ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090203

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20150528776-83
Secretary of State State Of Nevada	Filed On 12/02/2015
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 30 million shares to 1 billion, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 55%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X A.B. Goldman

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090301

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20150467682-51
Secretary of State State Of Nevada	Filed On 10/23/2015
	Number of Pages 1

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Elray Resources, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

3,000,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series; 10,000,000 Class C Preferred Shares. Each series of stock has a par value of $0.001.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

The authorized number of shares of common stock shall be reduced at a ratio of 1 for every 100 shares authorized, resulting in the reduction of the authorized Common Shares to 30,000,000, par value $0.001.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

All issued and outstanding shares of COMMON STOCK shall be reduced at a ratio of one (1) share for every one hundred (100) shares of common stock held.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Round up to nearest share.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20150237968-33
Secretary of State State Of Nevada	Filed On 05/27/2015
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

e

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 50 million shares to 3 billion, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20150158575-09
Secretary of State State Of Nevada	Filed On 04/06/2015
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Elray Resources, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

5,000,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series; 10,000,000 Class C Preferred Shares. Each series of stock has a par value of $0.001.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

The authorized number of shares of common stock shall be reduced at a ratio of 1 for every 100 shares authorized, resulting in the reduction of the authorized Common Shares to 50,000,000, par value $0.001.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

All issued and outstanding shares of COMMON STOCK shall be reduced at a ratio of one (1) share for every one hundred (100) shares of common stock held.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Round up to nearest share.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090203

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20150099951-01
Secretary of State State Of Nevada	Filed On 03/03/2015
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 3 billion shares to 5 billion, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090203

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20150018525-49
Secretary of State State Of Nevada	Filed On 01/15/2015
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 276,333,333 shares to 3 billion shares, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090301

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20140809820-74
Secretary of State	Filed On 12/16/2014
State Of Nevada	Number of Pages 1

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Elray Resources, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

8,290,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series; 10,000,000 Class C Preferred Shares. Each series of stock has a par value of $0.001.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

The authorized number of shares of Common Stock shall be reduced at a ratio of 1 for every 30 shares authorized, resulting in the reduction of the authorized Common Shares to 276,333,333, par value $0.001.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

All issued and outstanding shares of common stock shall be reduced at a ratio of one (1) share for every thirty (30) shares of common stock held.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Round up to nearest share.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature] President

Signature of Officer Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20140804514-69
Secretary of State	Filed On 12/11/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 5.290 billion shares to 8.290 billion shares, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090203

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20140758781-03
Secretary of State	Filed On 11/12/2014
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 3.290 billion shares to 5.290 billion shares, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78%

4. Effective date and time of filing: (optional) Date: 11/11/2014 Time: 3pm
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090203

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20140729411-21
Secretary of State	Filed On 10/23/2014
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 2,290 billion shares to 3,290 billion shares, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20140705272-30
Secretary of State	Filed On 10/07/2014
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 1.790 billion shares to 2.290 billion shares, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 71%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

120201

120201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20140688540-08
Secretary of State	Filed On 09/26/2014
State Of Nevada	Number of Pages 1

Termination of Amendment For a Profit Corporation

(PURSUANT TO NRS 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Termination of Amendment For Nevada Profit Corporation (Pursuant to NRS 78.390 - After Issuance of Stock)

1. Name of corporation:

ELRAY RESOURCES INC.

2. Description of the certificate of amendment to be terminated:

Certificate of Amendment: Stock Split to decrease the corporation's authorized and issued shares of common stock.

3. *Filing date* of the certificate of amendment with the Nevada Secretary of State: 9/2/14

4. *Effective date*, as specified, on the certificate of amendment: November 2, 2014

5. Upon the filing of this certificate with the Nevada Secretary of State the effectiveness of the certificate has been terminated.

6. Pursuant to the resolution of the stockholders, the board of directors is authorized to terminate the effectiveness of the certificate.

7. Signature: (required)

X ______________________

Signature of Officer

FILING FEE $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090401

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20140687027-67
Secretary of State	Filed On 09/26/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Elray Resources, Inc. to decrease the corporation's authorized and issued shares of common stock.

2. Description of the original document for which correction is being made:

Certificate of Amendment: Stock Split

3. Filing date of the original document for which correction is being made: September 2, 2014

4. Description of the inaccuracy or defect:

The date of effectiveness of the reverse split was listed as September 22, 2014.

5. Correction of the inaccuracy or defect:

The date of effectiveness of the reverse split should be listed as November 2, 2014.

6. Signature:

X [signature]
Authorized Signature

President
Title *

9/26/14
Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20140636014-47
Secretary of State	Filed On 09/02/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Elray Resources, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

1,790,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series; 10,000,000 Class C Preferred Shares. Each series of stock has a par value of $0.001.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

358,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series; 10,000,000 Class C Preferred Shares. Each series of stock has a par value of $0.001.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

All issued and outstanding shares of common stock shall be reduced at a ration of one (1) share cfor every five (5) shares of common stock held.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Round up to nearest share.

7. Effective date and time of filing: (optional) Date: September 22 2014 Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20140623092-19
Secretary of State	Filed On 08/28/2014
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Companys authorized number of shares of Capital Stock shall hereby be increased its common stock from 890 million shares of common stock to 1,790 billion shares of common stock, par value $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: 08/28/2014 Time: 12.30pm

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20140475280-43
Secretary of State State Of Nevada	Filed On 06/30/2014
	Number of Pages 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock1:

Please see attachment hereto.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 54.7%

4. Effective date and time of filing: (optional) Date: 20th June 2014 Time: 12pm

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ATTACHMENT TO AMENDMENT TO ARTICLES OF INCORPORATION OF ELRAY RESOURCES, INC. (the "Company")

A. The Company's authorized number of shares of Capital Stock shall hereby be increased to 1,480,000,000 shares and shall be allocated as follows:

a. 890 million shares of common stock, par value $0.001;
b. 300 million shares of Series A Preferred Stock, par value $0.001;
c. 280 million shares of Series B Preferred Stock, par value $0.001; and
d. 10 million shares of Series C Preferred Stock, par value $0.001.

B. The Company's Series C Preferred Stock shall have the following rights, privileges, and preferences:

Section 1. Designation of Amount.

The shares of Preferred Stock created hereby shall be designated the "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") and the authorized number of shares constituting such series shall be 1,000,000 (One Million).

Section 2. Dividends.

(a) The holders of the then outstanding shares of Series C Preferred Stock will be entitled to receive, when, as and if declared by the Board of Director cash dividends, as determined by the dividend calculated on each common share multiplied by the Conversion ratio of the Series C Preferred Stock.

Section 3. Voting Rights.

(a) Except as otherwise provided by applicable law and in addition to any voting rights provided by law, the holders of outstanding shares of the Series C Preferred Stock:

(i) shall be entitled to vote together with the holders of the Common Stock as a single class on all matters submitted for a vote of holders of Common Stock;

(ii) shall have such other voting rights as are specified in the Articles of Incorporation or as otherwise provided by Nevada law; and

(iii) shall be entitled to receive notice of any stockholders' meeting in accordance with the Articles of. Incorporation and By-laws of the Company.

For purposes of the voting rights set forth in this Section 3(a), each share of Series C Preferred Stock shall entitle the holder thereof to cast one (1) votes for each whole vote that such holder would be entitled to cast had such holder converted its Series C Preferred Stock into shares of Common Stock as of the date immediately prior to the record date for determining the stockholders of the Company eligible to vote on any such matter.

Section 4. Conversion Rights.

(a) **General**. Subject to and upon compliance with the provisions of this Section 4, the holders of the shares of Series C Preferred Stock shall be entitled, at their option, at any time to convert all or any such shares of Series C Preferred Stock into a number of fully paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series C Preferred Stock shall be entitled upon conversion shall be at a ratio of 100 (One Hundred) shares of Common Stock for every one (1) share of Series C Preferred Stock that is converted (the "Conversion Ratio").

(b) **Automatic Conversion**. Each share of Series C Preferred Stock shall automatically convert, immediately upon the earlier of: (1) the written consent of holders of more than 50% of issued and outstanding Series C Preferred Stock, and (2) the Company Election (each, an "Automatic Conversion Date") into fully paid and non-assessable shares of Common Stock. The number of shares of Series C Preferred Stock shall be converted at the Conversion Ratio. Such conversion shall occur, automatically and without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon the occurrence of such automatic conversion of the Series C Preferred Stock, the holders of Series C Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series C Preferred Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series C Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

(c) **Adjustments to Conversion Price.** The Conversion Ratio shall not be subject to adjustment other than a split of or subdivision in respect of which the adjustment provided for in Section 4(e)(1) applies. For purposes of this Section 4(c), "fully diluted basis" shall be determined in accordance with the treasury stock method of computing fully diluted earnings per share in accordance with GAAP.

(i) **Upon Stock Subdivisions or Splits**. If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased or decreased by a subdivision or split-up (or forward split) of shares of Common Stock, then, following the record date for the determination of holders of Common Stock affected by such subdivision or split-up, the Conversion Ratio shall be appropriately decreased as the case may be so that the number of shares of Common Stock issuable on conversion of Series C Preferred Stock shall be increased in proportion to such increase in outstanding shares.

(ii) **Upon Combinations**. If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares (a reverse split) of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Conversion Ratio shall he appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

(d) **Exercise of Conversion Privilege**.

(i) Except in the case of an automatic conversion pursuant to Section 4(b), in order to convert shares of Series C Preferred Stock, a holder must (A) surrender the certificate or certificates evidencing such holder's shares of Series C Preferred Stock to be converted, duly endorsed in a form satisfactory to the Company, at the office of the Company and (B) notify the Company at such office that such holder elects to convert Series C Preferred Stock and the number of shares such holder wishes to convert. Such notice referred to in clause (B) above shall be delivered substantially in the following form:

"NOTICE TO EXERCISE CONVERSION RIGHT

The undersigned, being a holder of the Series C Convertible Preferred Stock of Elray Resources, Inc. (the "Convertible Preferred Stock"), irrevocably exercises the right to convert ____________ ____________ outstanding shares of Series C Convertible Preferred Stock evidenced by Certificate #____________________ into shares of Common Stock of Elray Resources, Inc. in accordance with the terms of the shares of Convertible Preferred Stock, and directs that the shares issuable and deliverable upon this conversion be issued and delivered in the denominations indicated below to the registered holder hereof unless a different name has been indicated below.

Dated:
Name:
Address:

____
____
________________________ ________________________

Please print name and address, including postal code number (Signature)

Denominations:________________________"

(ii) Series C Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such shares of Series C Preferred Stock for conversion (the "Conversion Date") in accordance with the foregoing provisions (or, in the case of an automatic conversion pursuant to Section 4(b), the Automatic Conversion Date, and at such time the rights of the holders of such shares of Series C Preferred Stock as holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at any office or agency of the Company maintained for the surrender of Series C Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together

with payment in lieu of any fraction of a share, as provided in Section 4(d).

(iii) In the case of any certificate evidencing shares of Series C Preferred Stock which is converted in part only, upon such conversion the Company shall execute and deliver a new certificate representing an aggregate number of shares of Series C Preferred Stock equal to the unconverted portion of such certificate.

(e) **Notice of Certain Corporate Action**. In case: (i) the Company shall take an action or an event shall occur, that would require a Conversion Ratio adjustment pursuant to Section 4(c), the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or (iii) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) the Company or any subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefore); then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all holders at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall. also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series C Preferred Stock. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses under this Section 4.

(f) **Cancellation of Converted Series C Preferred Stock**. All Series C Preferred Stock delivered for conversion shall be delivered to the Company to be cancelled and returned to treasury.

Section 5. Certain Definitions. The following terms shall have the following respective meanings herein:

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20140280920-68
Secretary of State	Filed On 04/17/2014
State Of Nevada	Number of Pages 1

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Elray Resources, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

1,200,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series. All series of stock is at par $0.001.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

120,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series. All series of stock is at par $0.001.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One (1) share common stock for every ten (10) shares of common stock held.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Round up to nearest share.

7. Effective date and time of filing: (optional) Date: May 2, 2014 Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer — President (Title)

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.